UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2019

NATIONAL OILWELL VARCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 30, 2019, National Oilwell Varco, Inc. (the “Company) entered into an Amendment No. 1 to the 5-Year Credit Agreement among the Company, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto (the “Amendment”) in order to effect, among other things, the amendments described below.

The Amendment amends the 5-Year Credit Agreement dated as of June 27, 2017 by and among the Company, as borrower, Wells Fargo Bank, National Association, as Administrative Agent and the lenders party thereto (the “Credit Agreement”) to, among other things, (i) extend the maturity date of the revolving credit facility from June 27, 2022 to October 30, 2024, (ii) decrease the revolving credit facility from $3,000,000,000 (with a $1,000,000,000 accordion) to $2,000,000,000 (with a $1,000,000,000 accordion), (iii) reduce the letter of credit sublimit from $1,000,000,000 to $750,000,000, (iv) permit the Company to elect to have Fitch ratings included in the pricing grid, and (v) make certain other changes to the Credit Agreement, including, without limitation, an update to (a) the LIBOR replacement language, (b) sanctions, anti-terrorism, anti-corruption and anti-money laundering provisions consistent with the Administrative Agent’s internal policies and (c) add provisions concerning qualified financial contracts, division/plan of division and beneficial ownership.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item and contained in Item 1.01 above in this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Amendment No. 1 to the 5-Year Credit Agreement among the Company, Wells Fargo Bank, National Association, and the lenders party thereto, dated as of October 30, 2019.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL OILWELL VARCO, INC.

By:	/s/ Brigitte M. Hunt
Brigitte M. Hunt Vice President

Date: November 4, 2019